NeoForce Group, Inc. Acquisition - Schedule of Unaudited Pro Forma Financial Information (Detail) - NeoForce Group, Inc. [Member] - NeoForce, Inc [Member]	12 Months Ended
Dec. 31, 2015 USD ($) $ / shares shares
Business Acquisition [Line Items]
Pro forma total revenues	$ 1,168,846
Pro forma net loss	$ (16,002,126)
Pro forma net loss per share - basic and diluted (in dollars per share) | $ / shares	$ (1.70)
Pro forma weighted-average shares-basic and diluted (shares) | shares	9,425,880